                      SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C.  20549

                            ---------------------

                                 FORM 8 - K/A


                         AMENDMENT TO CURRENT REPORT



                      PURSUANT TO SECTION 13 or 15(d) of
                     THE SECURITIES EXCHANGE ACT OF 1934


                       Date of Report:  March 22, 1995
                                        --------------

                            DeVlieg-Bullard, Inc.
            ------------------------------------------------------
            (Exact name of Registrant as specified in its charter)


   Delaware                      0-18198                         62-1270573
- --------------                -------------                  ------------------
(State or other               (Commission                    (I.R.S. Employer
jurisdiciton of                File Number)                  Identification No.)
incorportation)

  One Gorham Island, Westport, CT                                   06880
- -----------------------------------                              -----------
(Address of principal exective offices)                           (Zip Code)


         Registrant's telephone number, including area (203) 221-8201
                                                       --------------

The undersigned registrant hereby amends the following items, financial statements, exhibits or other portions of its Current Report on Form 8-K dated February 3, 1995 as set forth in the pages attached hereto:

        Item 7.  Financial Statements, Pro Forma Financial Information and
Exhibits

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amendment to be signed on behalf by the undersigned, thereunto duly authorized.

                                           DEVLIEG-BULLARD, INC.

Date:  March 22, 1995                      By: /s/ Lawrence M. Murray
       --------------                         -----------------------
                                               Vice President and
                                               Chief Financial Officer

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(a)      Financial Statements of Business Acquired:
         Report of Independent Accountants
         Balance Sheets of Mideastern, Inc. as of December 31, 1994 and 1993 Statements of Operations and Retained Earnings of Mideastern,
         Inc. for the years ended December 31, 1994 and 1993
         Statements of Cash Flows of Mideastern, Inc. for the years ended December 31, 1994 and 1993
         Notes to Financial Statements
         Report of Independent Accountants
         Balance Sheet of Mideastern, Inc. as of December 31, 1992
         Statement of Operations and Retained Earnings of Mideastern,
         Inc. for the year ended December 31, 1992
         Statement of Cash Flows of Mideastern, Inc. for the year ended December 31, 1992
         Notes to Financial Statements


(b)      Pro Forma Financial Information

The following unaudited pro forma combined financial statements have been prepared to give effect to the acquisitions by DeVlieg-Bullard, Inc. (the "Company") of Mideastern, Inc. ("Mideastern"), as well as Cushman Industries ("Cushman") and H.B. Industries, Inc. ("HBI") under the assumptions and adjustments as set forth in the accompanying notes thereto. The unaudited pro forma combined balance sheet presents the combined financial position of the Company, Mideastern and HBI as of October 31, 1994 assuming the acquisitions had occurred on October 31, 1994. Such pro forma information is based on historical balance sheet data of the Company, Mideastern and HBI as of that date. The accounts of Cushman (acquired September 9, 1994) are included in the Company's balance sheet as of October 31, 1994. The unaudited pro forma combined statements of operations for the year ended July 31, 1994 and the three months ended October 31, 1994 have been prepared based on the individual statements of the Company, Mideastern, Cushman and HBI as if the acquisitions had taken place on August 1, 1993. The unaudited pro forma combined statements of operations may not be indicative of the results that actually would have occurred if the acquisitions had been in effect during the periods presented or which may be obtained in the future.

                            DeVlieg-Bullard, Inc.
                  Unaudited Pro Forma Combined Balance Sheet
                                (in thousands)



                                                                             October 31, 1994
                                                  -----------------------------------------------------------------------
                                                  DeVlieg-          H.B.
                                                  Bullard,       Industries     Mideastern,      Pro forma      Pro forma
                                                    Inc.            Inc.           Inc.         Adjustments     Combined
                                                  --------       ----------     -----------     -----------     ---------

                                                                           ASSETS
Current assets:
  Cash and cash equivalents                       $    416       $   -           $   -          $               $    416
  Accounts receivable, net                          10,167          297              657                          11,121
  Inventories, net                                  19,121          737            1,280                          21,138
  Other current assets                               3,994           60               73                           4,127
                                                  --------       ------           ------         -------        --------
Total current assets                                33,698        1,094            2,010             -            36,802

Property, plant and equipment, net                   6,249           -               487             380 (a)       7,116
Other assets                                        15,629           -                14           4,740 (b)      20,383
                                                  --------       ------           ------         -------        --------
     Total assets                                 $ 55,576       $1,094           $2,511         $ 5,120        $ 64,301
                                                  ========       ======           ======         =======        ========

                                                             LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
  Revolving credit agreement                      $  2,044       $   -            $  317         $ 6,654  (c)   $  9,015
  Current portion of long-term debt                  1,837           -                30             170  (d)      2,037
  Accounts payable                                   5,785           37              274                           6,096
  Accrued expenses and other current liabilities     6,942          131              654              58  (e)      7,785
                                                  --------       ------           ------         -------        --------
Total current liabilities                           16,608          168            1,275           6,882          24,933

Long-term debt                                      14,427           -               207             193  (d)     14,827
Postretirement benefit obligation                    4,840           -                -                            4,840
Other noncurrent liabilities                         1,954           -                -                            1,954
                                                  --------       ------           ------         -------        --------
     Total liabilities                              37,829          168            1,482           7,075          46,554
                                                  --------       ------           ------         -------        --------
Stockholders' equity:
  Common stock                                         123            1               12             (13)(f)         123
  Additional paid-in capital                        32,299           10               -              (10)(f)      32,299
  Excess purchase price over net assets
    from the Services Group acquisition            (18,131)          -                -                          (18,131)
  Retained earnings                                  3,605          915            1,017          (1,932)(f)       3,605
  Cumulative translation adjustment                   (149)          -                -                             (149)
                                                  --------       ------           ------         -------        --------
     Total stockholders' equity                     17,747          926            1,029          (1,955)         17,747
                                                  --------       ------           ------         -------        --------
     Total liabilities and stockholders' equity   $ 55,576       $1,094           $2,511         $ 5,120        $ 64,301
                                                  ========       ======           ======         =======        ========

The pro forma adjustments to the Unaudited Pro Forma Combined Balance Sheet are as follows (amounts in thousands):

a) Property, plant and equipment of Mideastern has been adjusted to fair market value as determined by appraisal and management estimates.

b) The excess purchase price over fair value of net assets acquired is recorded as goodwill.

c) The acquisitions were financed with advances from the Company's revolving credit agreement, approximately $3,000 for HBI and $4,000 for Mideastern. The Mideastern line of credit was repaid by the Company in connection with the closing of the Mideastern acquisition.

d) To reflect the earnout note in the principal amount of $600 issued by the Company in connection with the Mideastern acquisition, recorded net of Mideastern bank debt repaid by the Company.

e) Additional costs and professional fees were recorded in connection with the acquisitions.

f) The retained earnings, common stock and additional paid-in capital of the acquirees were eliminated to reflect the change in ownership.

                            DeVlieg-Bullard, Inc.
   Unaudited Pro Forma Combined Pro Forma Combined Statement of Operations
                    (in thousands, except per share data)

                                                              Year ended July 31, 1994
                                  -------------------------------------------------------------------------------------
                                   DeVlieg-                     H.B.                          Pro forma
                                   Bullard,     Cushman      Industries,    Mideastern,        Adjust-        Pro forma
                                    Inc.      Industries(a)    Inc.(a)        Inc.(a)          ments           Combined
                                  ---------   ----------     ---------      ----------         --------       ---------
                                  (audited)
Net sales                         $63,619       $3,881        $1,647          $3,838                           $72,985
Cost of sales                      45,540        2,409           696           2,648                            51,293
                                  -------       ------        ------          ------           -----           -------
  Gross profit                     18,079        1,472           951           1,190             -              21,692

Operating expenses                 15,289        1,184         1,050             718            (850) (b)       17,082
                                                                                                 115  (c)
                                                                                                 455  (d)
                                                                                                  73  (e)
                                                                                                (606) (f)
                                                                                                (346) (g)
Operating profit                    2,790          288           (99)            472           1,159             4,610
Other (income) expense, net           (42)         (31)           (1)            (30)                             (104)
                                  -------       ------        ------          ------           -----           -------

Income before interest and
  income taxes                      2,832          319           (98)            502           1,159             4,714
Interest expense                    1,345          192             7              39           1,085  (h)        2,668
                                  -------       ------        ------          ------           -----           -------

Income before income taxes          1,487          127          (105)            463              74             2,046
Provision for income taxes            (92)         -             -               -               -    (i)          (92)
                                  -------       ------        ------          ------           -----           -------

Net income                        $ 1,579       $  127        $ (105)         $  463              74           $ 2,138
                                  =======       ======        ======          ======           =====           =======

Income per common share           $  0.13                                                                      $  0.17
                                  =======                                                                      =======

Average common shares and
  equivalents outstanding          12,436                                                                       12,436
                                  =======                                                                      =======


                            DeVlieg-Bullard, Inc.
             Unaudited Pro Forma Combined Statement of Operations
                    (in thousands, except per share data)

                                                             Three Months Ended October 31, 1994
                                 --------------------------------------------------------------------------------------------
                                 DeVlieg-                         H.B.                               Pro forma
                                 Bullard,        Cushman       Industries,       Mideastern,          Adjust-       Pro forma
                                   Inc.         Industries        Inc.              Inc.               ments        Combined
                                 --------       ----------     -----------       -----------         ---------      ---------
Net sales                        $18,530           $425           $488             $1,139                            $20,582
Cost of sales                     13,510            264            107                792                             14,673
                                 -------           ----           ----             ------              ----          -------
  Gross profit                     5,020            161            381                347                -             5,909

Operating expenses                 3,932            130            312                 91              (268)(b)        4,247
                                                                                                         29 (c)
                                                                                                         91 (d)
                                                                                                         18 (e)
                                                                                                        (55)(f)
                                                                                                        (33)(g)
  Operating profit                 1,088             31             69                256               218            1,662
Other (income) expense, net           64             (4)                               (9)                                51
                                 -------           ----           ----             ------              ----          -------
Income before interest and
  income taxes                     1,024             35             69                265               218            1,611
Interest expense                     527             21                                10               158 (h)          716
                                 -------           ----           ----             ------              ----          -------
Income before income taxes           497             14             69                255                60              895
Provision for income taxes           162             -              -                  -                 -  (i)          162
                                 -------           ----           ----             ------              ----          -------
Net income                       $   335           $ 14           $ 69             $  255              $ 60          $   733
                                 =======           ====           ====             ======              ====          =======
Income per common share          $  0.03                                                                             $  0.06
                                 =======                                                                             =======
Average common shares and
  equivalents outstanding         13,250                                                                              13,250
                                 =======                                                                             =======

The pro forma adjustments to the Unaudited Pro Forma Combined Statements of Operations for the year ended July 31, 1994 and the three months ended October 31, 1994 are as follows (amounts in thousands):

a) In addition to the audited results of the Company, the Unaudited Pro Forma Combined Statement of Operations for the year ended July 31, 1994 includes the historical results of Cushman for the twelve months ended June 30, 1994, of HBI for the twelve months ended September 30, 1994, and of Mideastern for the twelve months ended October 31, 1994.

b) In connection with the acquisition of HBI, the Company operates from the HBI facility in Madison Heights, Michigan for an interim period and incurs occupancy costs (rent and utilities) on a month-to-month basis until the inventory is consolidated and relocated to the Company's Rockford, Illinois facility. In addition, the Company has retained the services of two individuals for the transition period at $45 annually per employee. These costs replace operating expenses which had historically been incurred by HBI, primarily officer's compensation. The adjustment represents net savings to the Company of $850 and $268 for the year ended July 31, 1994 and the three months ended October 31, 1994, respectively.

c) In conjunction with the acquisition of Mideastern, the Company entered into employment agreements for three year terms with certain employees. The adjustment represents the aggregate incremental salary and related fringe costs related to these agreements.

d) The Company will incur incremental amortization expense on the intangible assets attributable to the acquisitions. Straight-line amortization is assumed, as follows:

           Acquisition               Intangibles              Period             Amortization
           -----------               -----------              ------             ------------
           Cushman                      $4,161                30 years                 $139
           HBI                           2,140                15 years                  143
           Mideastern                    2,600                15 years                  173
                                                                                        ---

                            Pro forma adjustment                                       $455
                                                                                       ====

e) Additional depreciation expense will be incurred on the acquired real property and fixed assets. The pro forma adjustment represents incremental depreciation expense, calculated on a straight line basis over the expected useful lives of the property, plant and equipment.

f) In connection with the acquisition of Cushman, the Company accrued $1,900 as part of the purchase price for costs associated with relocating this operation from Hartford, Connecticut to an existing facility in Frankenmuth, Michigan. Consequently, certain duplicative costs will be avoided, primarily related to facilities.

g) Distributions to Mideastern shareholders will be avoided by the Company.

h) The adjustment represents incremental interest expense that would have been incurred had the acquisitions occurred as of August 1, 1993. The adjustment assumes $11,000 short-term borrowings to finance the acquisitions at an effective interest rate of 11.15%.

i) No income taxes have been provided because taxes related to these acquisitions would be offset through the realization of additional Company deferred tax assets previously offset by a valuation allowance.

                          [MILLER & CO. LETTERHEAD]
                         Certified Public Accountants




              REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


To the Board of Directors
Mideastern, Inc.
Abbottstown, Pennsylvania

       We have audited the accompanying balance sheets of Mideastern, Inc. as of December 31, 1994 and 1993, and the related statements of earnings and retained earnings, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

      Except as discussed in the following paragraph, we conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

      We did not observe the taking of physical inventories as of December 31, 1992 (stated at $344,227), since that date was prior to the time we were initially engaged as auditors for the Company. We were unable to satisfy ourselves about inventory quantities by means of other auditing procedures. The Company's accounting records did not permit us to extend our auditing procedures sufficiently to satisfy ourselves about inventory valuation as of December 31, 1992.

      In our opinion, except for the effects of such adjustments, if any, on the December 31, 1993 financial statements, as might have been determined to be necessary had we been able to observe the physical inventories taken at December 31, 1992, and had accounting records been adequate for us to satisfy ourselves about inventory valuation as of December 31, 1992, the financial statements referred to above present fairly, in all material respects, the financial position of Mideastern, Inc. as of December 31, 1994 and 1993, and the results of its operations and its cash flows for the years then ended, in conformity with generally accepted accounting principles.


                                                           Miller & Co.
Hanover, Pennsylvania                                      ------------
                                                           Miller & Co.
February 23, 1995

MIDEASTERN, INC.

BALANCE SHEETS


                                     ASSETS

                                                                DECEMBER 31,
                                                        ------------------------------
                                                          1994                  1993
                                                        ---------            ---------
                                                           $                      $

CURRENT ASSETS
   Cash                                                    90,500               96,074
   Accounts receivable                                    307,196              319,007
   Receivable from pension plan                                 0                  193
   Inventories                                          1,143,143              758,958
   Prepaid expenses                                        20,826                    0
                                                        ---------            ---------




      TOTAL CURRENT ASSETS                              1,561,665            1,174,232
                                                        ---------            ---------
PROPERTY AND EQUIPMENT

   Buildings and improvements                             380,305              363,399
   Machinery and equipment                                337,634              296,551
   Company vehicles                                        51,223               20,488
   Office furniture and equipment                          31,753               24,971
   Computer software and equipment                         49,913               37,829
                                                        ---------            ---------
                                                          850,828              743,238
   Less:  Accumulated depreciation
   and amortization                                       346,123              273,627
                                                        ---------            ---------

      TOTAL PROPERTY AND EQUIPMENT (NET)                  504,705              469,611
                                                        ---------            ---------
OTHER ASSET

   Cash surrender value of life insurance                  25,409               11,423
                                                        ---------            ---------

      TOTAL ASSETS                                      2,091,779            1,655,266
                                                        =========            =========


The accompanying notes are an integral part of this statement.

                     LIABILITIES AND STOCKHOLDERS' EQUITY

                                                                             DECEMBER 31,
                                                                    -----------------------------
                                                                       1994                1993
                                                                    ---------           ---------
                                                                         $                   $
CURRENT LIABILITIES

  Line of credit                                                            0             250,000
  Current maturities of notes payable                                  21,000              26,648
  Current portion of obligations  under capital lease                       0               3,680
  Accounts payable                                                    262,181             227,491
  Accrued payroll                                                      15,346              13,300
  Payroll taxes withheld and accrued                                    4,451              17,814
  Accrued interest                                                          0               1,278
  Accrued pension and 401(k) expense                                   25,784             100,568
  Accrued vacation                                                     17,346              18,700
  Accrued corporate taxes                                               2,822               3,184
  Deferred revenue                                                    420,162             121,603
  Accrued warranty reserve                                             13,000                   0
  Accrued expenses                                                     25,000                   0
                                                                    ---------           ---------
     TOTAL CURRENT LIABILITIES                                        807,092             784,266

LONG-TERM DEBT

  Notes payable                                                       212,673             226,147
                                                                    ---------           ---------
     TOTAL LIABILITIES                                              1,019,765           1,010,413


COMMITMENT

STOCKHOLDERS' EQUITY

  Common stock ($100 par value; 5,000 shares authorized;
     240 shares issued; and 200 shares outstanding)                    24,000              24,000
  Retained earnings                                                 1,060,014             632,853
                                                                    ---------           ---------
                                                                    1,084,014             656,853
  Less:  Treasury stock, at cost (40 shares)                           12,000              12,000
                                                                    ---------           ---------
     TOTAL STOCKHOLDERS' EQUITY                                     1,072,014             644,853
                                                                    ---------           ---------
     TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                     2,091,779           1,655,266
                                                                    =========           =========





                                        2         Miller & Co.
                                                  Certified Public Accountants

MIDEASTERN, INC.


STATEMENTS OF EARNINGS AND RETAINED EARNINGS



                                                         YEARS ENDED DECEMBER 31,
                                           ---------------------------------------------------
                                                    1994                        1993
                                           ----------------------        ---------------------
                                                $            %             %            $
SALES                                      4,042,295       100.00        100.00      3,309,837

COST OF SALES                              2,849,896        70.50         64.17      2,124,010
                                           ---------       ------        ------      ---------
      GROSS PROFIT                         1,192,399        29.50         35.83      1,185,827

OPERATING AND FACTORY OVERHEAD
   EXPENSES                                   30,422         0.75          3.01         99,527

GENERAL AND ADMINISTRATIVE EXPENSES          285,444         7.06          7.28        240,862

SELLING EXPENSES                              60,857         1.51          1.94         64,265
                                           ---------       ------        ------      ---------
      EARNINGS FROM OPERATIONS               815,676        20.18         23.60        781,173

INTEREST EXPENSE                              36,329         0.90          0.78         25,900

OTHER INCOME (NET)                             2,826         0.07          0.03            935
                                           ---------       ------        ------      ---------
      EARNINGS BEFORE
      DISCRETIONARY PENSION
      CONTRIBUTION AND BONUSES               782,173        19.35         22.85        756,208

DISCRETIONARY PENSION CONTRIBUTION                 0         0.00          1.92         63,508

BONUSES                                            0         0.00          7.25        240,000
                                           ---------       ------        ------      ---------
      NET EARNINGS                           782,173        19.35         13.68        452,700
                                                           ======        ======
RETAINED EARNINGS - BEGINNING                632,853                                   234,108

   DIVIDENDS                                 355,012                                    53,955
                                           ---------                                 ---------
RETAINED EARNINGS - ENDING                 1,060,014                                   632,853
                                           =========                                 =========






The accompanying notes are an integral part of this statement.

                                        3         Miller & Co.
                                                  Certified Public Accountants

MIDEASTERN, INC.


STATEMENTS OF CASH FLOWS




                                                 YEARS ENDED DECEMBER 31,
                                                --------------------------
                                                   1994          1993
                                                -----------    -----------
                                                     $             $
CASH FLOWS FROM OPERATING ACTIVITIES

   Cash received from customers                   4,342,422      3,274,978
   Cash paid to suppliers and
   employees                                     (3,575,950)    (3,131,568)
   Interest received                                    965          1,287
   Interest paid                                    (37,607)       (26,076)
   Income taxes paid                                      0        (99,180)
   Other operating receipts                               0          2,075
                                                -----------    -----------
       NET CASH PROVIDED BY OPERATING
          ACTIVITIES                                729,830         21,516
                                                -----------    -----------
CASH FLOWS USED IN INVESTING ACTIVITIES

   Capital expenditures                            (107,590)      (107,098)
                                                -----------    -----------
CASH FLOWS FROM FINANCING ACTIVITIES

   Net change in line of credit                    (250,000)       250,000
   Proceeds from notes payable                      317,500         39,800
   Principal repayments of notes
     payable                                       (336,622)       (62,323)
   Principal repayments of obligations
     under capital lease                             (3,680)        (4,915)
   Dividends paid                                  (355,012)       (53,955)
                                                -----------    -----------

       NET CASH PROVIDED BY (USED IN)
         FINANCING ACTIVITIES                      (627,814)       168,607
                                                -----------    -----------
       NET INCREASE (DECREASE) IN CASH               (5,574)        83,025

CASH - BEGINNING                                     96,074         13,049
                                                -----------    -----------
CASH - ENDING                                        90,500         96,074
                                                ===========    ===========

                                 - Continued -




The accompanying notes are an integral part of this statement.

                                        4         Miller & Co.
                                                  Certified Public Accountants

MIDEASTERN, INC.

                                                   YEARS ENDED DECEMBER 31,
                                                  -------------------------
                                                     1994           1993
                                                  ---------      ----------
                                                       $              $
RECONCILIATION OF NET EARNINGS TO NET CASH
  PROVIDED BY OPERATING ACTIVITIES
  Net earnings                                      782,173        452,700
  Adjustments to reconcile net earnings
   to net cash  provided by operating activities:
    Depreciation and amortization                    72,496         63,771
    Bad debts                                         2,297         22,967
    Provision for doubtful accounts                  26,000              0
    Change in cash surrender value of
      life insurance                                (13,986)        (6,339)
    Provision for inventory obsolescence             23,793              0
    Change in LIFO reserve                            5,334          5,122
    (Increase) decrease in assets:
       Accounts receivable                          (16,486)      (111,491)
       Receivable from pension plan                     193          7,264
       Inventories                                 (413,312)      (419,853)
       Prepaid expenses                             (20,826)         4,018
    Increase (decrease) in liabilities:
       Accounts payable                              34,690        (87,400)
       Accrued payroll                                2,046          5,051
       Payroll taxes withheld and accrued           (13,363)        11,542
       Accrued interest                              (1,278)          (176)
       Accrued pension and 401(k) expense           (74,784)        83,287
       Accrued vacation                              (1,354)        18,700
       Aaccrued corporate taxes                        (362)       (99,082)
       Deferred revenue                             298,559         69,360
       Accrued warranty reserve                      13,000              0
       Accrued expenses                              25,000              0
  Proceeds from surrender of life insurance               0          2,075
                                                  ---------      ---------
       NET CASH PROVIDED BY OPERATING
          ACTIVITIES                                729,830         21,516
                                                  =========      =========






The accompanying notes are an integral part of this statement.

                                        5         Miller & Co.
                                                  Certified Public Accountants

MIDEASTERN, INC.

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SUMMARY OF ACCOUNTING POLICIES

                A summary of the significant accounting policies consistently applied in the preparation of the accompanying financial statements follows:

         (A)    INVENTORIES

                Inventories are determined by physical count and are stated at the lower of cost or market. Cost is determined using the specific identification method for machine inventory and, effective January 1, 1993, the last-in, first-out (LIFO) method for parts inventory. The effects of the change in accounting principle were not significant.

         (B)    PROPERTY AND EQUIPMENT

                Property and equipment are stated at cost and are depreciated or amortized using the straight-line and accelerated methods over the estimated average useful lives of the assets as follows: buildings and improvements, fifteen to thirty-one and one half years; machinery and equipment, five to seven years; company vehicles, five years; office furniture and equipment, five to seven years; and computer software and equipment, five years.



NOTE 2 - INCOME TAXES

           Effective January 1, 1992, the Company has elected to be treated as a "S" Corporation for federal and state purposes, whereby the earnings of the Company are passed through to the stockholders who are personally responsible for any related income taxes. Accordingly, no provision is made for federal and state income taxes in the accompanying statements of earnings.





The accompanying notes are an integral part of this statement.

                                        6         Miller & Co.
                                                  Certified Public Accountants

MIDEASTERN, INC.

NOTES TO FINANCIAL STATEMENTS





NOTE 3 - ACCOUNTS RECEIVABLE

           Accounts receivable consist of the following as of December 31:

                                                           1994         1993
                                                         --------      -------
                                                             $            $
           Accounts receivable - trade                    329,616      317,352

           Less:  Allowance for doubtful accounts
                  and returned goods                      (26,000)           0
                                                         --------      -------
                                                          303,616      317,352
           Employee advances                                3,580        1,655
                                                         --------      -------
                                                          307,196      319,007
                                                         ========      =======

     In 1994, the Company adopted the allowance method of accounting for bad debts, returns and allowances. The effects of the change in accounting principle were not significant.





                                        7         Miller & Co.
                                                  Certified Public Accountants

MIDEASTERN, INC.

NOTES TO FINANCIAL STATEMENTS



NOTE 4 - INVENTORIES

           Inventories consist of the following as of December 31:

                                                1994          1993
                                             ---------      -------
                                                $              $
          Used and rebuilt machines                  0        8,100
          Parts and raw materials              604,543      447,815
          Work-in-process                      562,393      303,043
          Reserve for obsolescence             (23,793)           0
                                             ---------      -------
                                             1,143,143      758,958
                                             =========      =======


           As described in Note 1 (A), the Company values its parts and raw materials inventory using the LIFO method. The current replacement cost, as determined using the FIFO method, of the parts and raw materials inventory is $614,999 and $452,937 as of December 31, 1994 and 1993, respectively. If the entire LIFO inventory were liquidated at December 31, 1994 and 1993, it would increase net earnings $10,456 and $5,122, respectively.



NOTE 5 - CASH SURRENDER VALUE OF LIFE INSURANCE

           The Company is the owner and beneficiary of life insurance policies on its four stockholders. Three policies have death benefits of $300,000 while one policy has a death benefit of $250,000. The total cash surrender value of these policies is $25,409 and $11,423 as of December 31, 1994 and 1993, respectively.

NOTE 6 - LINE OF CREDIT

           The Company has a line of credit with Farmers Bank and Trust Company with a maximum credit limit of $350,000. The demand note payable is collateralized by all assets of the Company, personally guaranteed by three of the stockholders and their wives, and by a property owed by Gerard R. and Doris Paradis. Interest is payable monthly at the prime rate plus 1/2%, which was 9% as of December 31, 1994.





                                        8         Miller & Co.
                                                  Certified Public Accountants

MIDEASTERN, INC.

NOTES TO FINANCIAL STATEMENTS





NOTE 7 - NOTES PAYABLE

           Notes payable consist of the following as of December 31:

                                                                                        1994          1993
                                                                                       -------       -------
                                                                                          $            $
           Note payable to Farmers Bank & Trust to refinance notes payable to Adams County National Bank; collateralized by the
                land and building and personal guarantees of the stockholders;
                interest fixed at 7% until March 2, 1997; biweekly payments of
                principal and interest of $1,451; repaid in January, 1995              233,673             0

           Note payable to Adams County National Bank for the purchase of land and building; collateralized by the land and building; variable
                rate of interest; balance refinanced on March 2, 1994                        0       173,107

           Note payable to adams county national bank for the purchase of machinery and equipment; collateralized by machinery and
                equipment; variable rate of interest; balance refinanced on
                March 2, 1994                                                                0        70,740

           Note payable to Sunnen Products; collateralized by
                equipment; interest at 9%; repaid in 1994                                    0         8,948
                                                                                       -------       -------
                                                                                       233,673       252,795

           Less: Current maturities                                                     21,000        26,648
                                                                                       -------       -------
                                                                                       212,673       226,147
                                                                                       =======       =======

     The current maturity of note payable disclosed in the accompanying 1994 balance sheet assumes that the agreed-upon repayment term would continue for 1995. However, in January, 1995, the note was repaid.





                                        9         Miller & Co.
                                                  Certified Public Accountants

MIDEASTERN, INC.

NOTES TO FINANCIAL STATEMENTS





NOTE 8 -  PENSION PLANS

          The company has two profit sharing plans. Both plans cover employees who meet certain age and eligibility requirements. The Company sponsors a Money Purchase Plan with annual contributions equal to 5% of each participant's annual wages. The Company also sponsors a 401(k) plan in which the employer matches 25% of each participant's contribution up to 6% of the participant's annual wages. The Company may make discretionary contributions to the 401(k) plan as determined by management. Contributions to the Money Purchase Plan and the 401(k) plan for the years ended December 31, 1994 and 1993 were $32,324 and $105,194, respectively.



NOTE 9 -  CONCENTRATION OF CREDIT RISK

          The Company has deposits in excess of the $100,000 maximum coverage provided by the Federal Deposit Insurance Corporation. As of December 31, 1994 and 1993, uninsured balances amounted to $36,037 and $72,673, respectively.



NOTE 10 - SUBSEQUENT EVENT

          On January 23, 1995, substantially all of the assets of the Company were purchased by Devlieg-Bullard, Inc. The Company will operate as a division of Devlieg-Bullard, Inc.


NOTE 11 - COMMITMENT

          The stockholders may not sell, pledge or encumber any outstanding shares of stock without first offering the shares to the Company and/or other stockholders. If the Company does not tender the purchase price within thirty days, the stockholder may transfer his shares to a third party purchaser. In the event that a third party purchaser is unable to tender the purchase price, the Company is liable to redeem the stockholders' stock at fair market value. The fair market value as determined by the stockholders as of December 31, 1994 and 1993 was $5,000 per share.





                                        10        Miller & Co.
                                                  Certified Public Accountants

                          [MILLER & CO. LETTERHEAD]
                         Certified Public Accountants







               ACCOUNTANTS' REPORT ON SUPPLEMENTARY INFORMATION


      Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The following supplementary information accompanying the financial statements is presented for the purposes of additional analysis and is not a required part of the basic financial statements. The supplementary information has been subjected to the auditing procedures applied in the audit of the basic financial statements, and, in our opinion, is fairly stated, in all material respects, in relation to the basic financial statements taken as a whole.

                                                      Miller & Co.
Hanover, Pennsylvania                                 ------------
                                                      Miller & Co.
February 23, 1995













                                      11           Miller & Co.
                                                   Certified Public Accountants

MIDEASTERN, INC.


SALES
(See Accountants' Report on Supplementary Information)




                                              YEARS ENDED DECEMBER 31,
                                ----------------------------------------------------
                                         1994                           1993
                                -----------------------         --------------------
                                    $               %              %         $
  Parts                         1,595,467         39.47          48.56     1,607,429
  Rebuilt machines              1,566,121         38.74          40.52     1,341,103
  Service calls                   470,680         11.64           7.89       261,248
  Customer parts repair           401,392          9.93           3.90       129,208
  Freight and handling             43,121          1.07           1.25        41,245
  Parts - job cost                 42,244          1.05           0.00             0
  Miscellaneous                     4,850          0.12           0.03           886
                                ---------        ------         ------     ---------
                                4,123,875        102.02         102.15     3,381,119
  Less:  Discounts and returns     81,580          2.02           2.15        71,282
                                ---------        ------         ------     ---------
                                4,042,295        100.00         100.00     3,309,837
                                =========        ======         ======     =========






                                        12        Miller & Co.
                                                  Certified Public Accountants

MIDEASTERN, INC.


COST OF SALES
(See Accountants' Report on Supplementary Information)





                                                  YEARS ENDED DECEMBER 31,
                                       -----------------------------------------------
                                               1994                       1993
                                       ---------------------       -------------------
                                          $            %              %          $
  Inventories - beginning                758,958       18.78        10.40      344,227
  Manufacturing costs:
    Parts and machines purchased       1,358,617       33.62        35.92    1,188,665
    Job costs-materials                  687,750       17.02        11.88      392,940
    Job costs-labor burden and
        overhead                         372,750        9.22         7.21      238,618
    Job costs-labor                      261,331        6.46         4.64      153,733
    Supplies                             123,708        3.06         2.76       91,429
    Shop wages                           110,529        2.73         4.56      151,046
    Freight                               78,212        1.93         2.03       67,342
    Job costs-outside service             48,203        1.19         1.20       39,687
    Job costs-travel costs                45,826        1.13         1.15       38,138
    Job costs-subcontract                 39,502        0.98         1.87       62,056
    Warranty call wages                   23,210        0.57         0.35       11,477
    Shop maintenance wages                20,026        0.50         0.11        3,509
    Subcontracting costs                  18,451        0.46         0.75       24,918
    Shipping and receiving wages          16,177        0.40         0.43       14,252
    Job costs-freight                     15,712        0.39         0.31       10,315
    Hazardous waste removal               14,718        0.36         0.00            0
    Outside service calls                  5,857        0.14         1.09       36,130
    Service call wages                     1,484        0.04         0.43       14,268
    Other costs                              950        0.02         0.06        1,863
    Machining costs                            0        0.00         0.04        1,286
    Inventory adjustments                 (8,932)      (0.22)       (0.09)      (2,931)
                                       ---------       -----        -----    ---------
                                       3,993,039       98.78        87.10    2,882,968
  Less:  Inventories - ending          1,143,143       28.28        22.93      758,958
                                       ---------       -----        -----    ---------
                                       2,849,896       70.50        64.17    2,124,010
                                       =========       =====        =====    =========






                                        13        Miller & Co.
                                                  Certified Public Accountants

MIDEASTERN, INC.

OPERATING AND FACTORY OVERHEAD EXPENSES
(See Accountants' Report on Supplementary Information)





                                                                         YEARS ENDED DECEMBER 31,
                                                         ----------------------------------------------------
                                                                   1994                       1993
                                                         ------------------------       ---------------------
                                                              $              %             %           $
    Insurance                                              184,356           4.56          3.87       128,029
    Depreciation and amortization                           72,496           1.79          1.93        63,771
    Payroll taxes                                           66,332           1.64          1.73        57,135
    Mandatory pension and 401k expense                      32,324           0.80          1.26        41,686
    Employee benefits                                       30,676           0.76          0.44        14,476
    Repairs and maintenance                                 28,485           0.70          0.66        21,889
    Supplies                                                21,208           0.52          0.48        15,755
    Telephone                                               20,678           0.51          0.64        21,330
    Vacation and holiday wages                              19,735           0.49          0.56        18,700
    Utilities                                               18,905           0.47          0.51        16,926
    Travel                                                  16,681           0.41          0.41        13,620
    Employee training                                       11,033           0.27          0.19         6,195
    Other taxes                                              5,918           0.15          0.14         4,755
    Officers' life insurance                                 4,823           0.12          0.36        11,804
    Real estate taxes                                        3,129           0.08          0.10         3,331
    Miscellaneous                                            2,913           0.07          0.07         2,439
    Laundry expense                                          2,307           0.06          0.10         3,317
    Shop wages                                                   0           0.00          0.01           305
    Less:  Burden charged to contracts                    (511,577)        (12.65)       (10.45)     (345,936)
                                                         ---------        -------       -------     ---------
                                                            30,422           0.75          3.01        99,527
                                                         =========        =======       =======     =========






                                        14        Miller & Co.
                                                  Certified Public Accountants

MIDEASTERN, INC.



GENERAL AND ADMINISTRATIVE EXPENSES
(See Accountants' Report on Supplementary Information)





                                                                         YEARS ENDED DECEMBER 31,
                                                           --------------------------------------------------
                                                                   1994                         1993
                                                           ----------------------          ------------------
                                                              $              %             %            $
   Office wages                                            197,030           4.87          5.55       183,652
   Legal and accounting                                     57,915           1.43          0.78        25,752
   Bad debts and provision for
     doubtful accounts                                      12,297           0.30          0.69        22,967
   Appraisal and settlement fee                              6,345           0.16          0.00             0
   Meals and entertainment                                   4,523           0.11          0.09         2,908
   Clothing allowance                                        2,642           0.07          0.06         1,974
   Donations                                                 1,941           0.05          0.04         1,316
   Pension administration costs                              1,830           0.05          0.05         1,498
   Dues and subscriptions                                      921           0.02          0.02           795
                                                           -------           ----          ----       -------
                                                           285,444           7.06          7.28       240,862
                                                           =======           ====          ====       =======






                                        15        Miller & Co.
                                                  Certified Public Accountants

MIDEASTERN, INC.

SELLING EXPENSES AND OTHER INCOME (EXPENSE)
(See Accountants' Report on Supplementary Information)





                                                                       YEARS ENDED DECEMBER 31,
                                                            -------------------------------------------------
                                                                   1994                         1993
                                                            ---------------------         -------------------
                                                              $              %             %             $
SELLING EXPENSES

   Sales commissions                                        26,044           0.65          0.53        17,839
   Travel and lodging                                       20,729           0.52          0.89        29,406
   Advertising                                               8,687           0.21          0.27         8,781
   Meals and entertainment                                   5,397           0.13          0.25         8,239
                                                            ------           ----          ----        ------
                                                            60,857           1.51          1.94        64,265
                                                            ======           ====          ====        ======
OTHER INCOME (EXPENSE)

   Miscellaneous income                                      1,661           0.05          0.00             8
   Interest income                                             965           0.02          0.04         1,287
   Service charges                                             200           0.00         (0.01)         (360)
                                                            ------           ----         -----        ------
                                                             2,826           0.07          0.03           935
                                                            ======           ====          ====        ======






                                        16        Miller & Co.
                                                  Certified Public Accountants

                          [MILLER & CO. LETTERHEAD]
                         Certified Public Accountants


              REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


To the Board of Directors
Mideastern, Inc.
Abbottstown, Pennsylvania

       We have audited the accompanying balance sheets of Mideastern, Inc. as of December 31, 1992 and the related statements of earnings and retained earnings, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

      Except as discussed in the following paragraph, we conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audit provides a reasonable basis for our opinion.

      We did not observe the taking of physical inventories as of December 31, 1992 and 1991 (stated at $344,227 and $191,416, respectively), since those dates were prior to the time we were initially engaged as auditors for the Company. We were unable to satisfy ourselves about inventory quantities by means of other auditing procedures. The Company's accounting records did not permit us to extend our auditing procedures sufficiently to satisfy ourselves about inventory valuation as of those dates.

      In our opinion, except for the effects of such adjustments, if any, as might have been determined to be necessary had we been able to observe the physical inventories taken at December 31, 1992 and 1991, and had accounting records been adequate for us to satisfy ourselves about inventory valuation as of those dates, the financial statements referred to above present fairly, in all material respects, the financial position of Mideastern, Inc. as of December 31, 1992, and the results of its operations and its cash flows for the year then ended, in conformity with generally accepted accounting principles.


                                                           Miller & Co.
Hanover, Pennsylvania                                      ------------
                                                           Miller & Co.
February 23, 1995

MIDEASTERN, INC.

BALANCE SHEET


                                     ASSETS

                                                                                          DECEMBER 31,
                                                                                              1992
                                                                                          ------------
                                                                                               $
CURRENT ASSETS

       Cash                                                                                    13,049
       Accounts receivable                                                                    230,483
       Receivable from pension plan                                                             7,457
       Inventories                                                                            344,227
       Prepaid expenses                                                                         4,018
                                                                                          ------------




      TOTAL CURRENT ASSETS                                                                    599,234
                                                                                          ------------


PROPERTY AND EQUIPMENT

        Buildings and improvements                                                            350,733
        Machinery and equipment                                                               212,457
        Company vehicles                                                                       20,488
        Office furniture and equipment                                                         18,975
        Computer software and equipment                                                        33,487
                                                                                          ------------
                                                                                              636,140

        Less:  Accumulated depreciation and amortization                                      209,856
                                                                                          ------------

            TOTAL PROPERTY AND EQUIPMENT (NET)                                                426,284
                                                                                          ------------

OTHER ASSET

       Cash surrender value of life insurance                                                   7,159
                                                                                          ------------


            TOTAL ASSETS                                                                    1,032,677
                                                                                          ============

The accompanying notes are an integral part of this statement.

                      LIABILITIES AND STOCKHOLDERS' EQUITY

                                                                                             DECEMBER 31,
                                                                                                1992
                                                                                             ------------
                                                                                                  $
CURRENT LIABILITIES


        Current maturities of notes payable                                                      31,213
        Current portion of obligations under capital lease                                        4,915
        Accounts payable                                                                        314,891
        Accrued payroll                                                                           8,249
        Payroll taxes withheld and accrued                                                        6,272
        Accrued interest                                                                          1,454
        Accrued pension                                                                          17,281
        Accrued corporate taxes                                                                 102,266
        Deferred revenue                                                                         52,243
                                                                                             ------------
             TOTAL CURRENT LIABILITIES                                                          538,784
                                                                                             ------------
LONG-TERM DEBT

        Notes payable                                                                           244,105
        Obligations under capital leases                                                          3,680
                                                                                             ------------
             TOTAL LONG-TERM DEBT                                                               247,785
                                                                                             ------------
             TOTAL LIABILITIES                                                                  786,569
                                                                                             ------------
COMMITMENT

STOCKHOLDERS' EQUITY

        Common stock ($100 par value; 5,000 shares authorized;
          240 shares issued; and 200 shares outstanding)                                         24,000
        Retained earnings                                                                       234,108
                                                                                             ------------
                                                                                                258,108

        Less:  Treasury stock, at cost (40 shares)                                               12,000
                                                                                             ------------
             TOTAL STOCKHOLDERS' EQUITY                                                         246,108
                                                                                             ------------
             TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                                       1,032,677
                                                                                             ============

                             2                      Miller & Co.
                                                    Certified Public Accountants

MIDEASTERN, INC.

STATEMENTS OF EARNINGS AND RETAINED EARNINGS


                                                                                       YEAR ENDED
                                                                                   DECEMBER 31, 1992
                                                                            ------------------------------
                                                                                    $                %

          SALES                                                               2,173,056           100.00

          COST OF SALES                                                       1,441,846            66.35
                                                                            -------------       ----------
                  GROSS PROFIT                                                  731,210            33.65

          OPERATING AND FACTORY OVERHEAD EXPENSES                               363,174            16.71

          GENERAL AND ADMINISTRATIVE EXPENSES                                   203,525             9.37

          SELLING EXPENSES                                                      103,370             4.76
                                                                            -------------       ----------
                  EARNINGS FROM OPERATIONS                                       61,141             2.81

          INTEREST EXPENSE                                                       30,136             1.39

          OTHER INCOME (NET)                                                       (250)           (0.01)
                                                                            -------------       ----------
                  NET EARNINGS                                                   30,755             1.41
                                                                                                ==========
          RETAINED EARNINGS - BEGINNING                                         203,353
                                                                            -------------
          RETAINED EARNINGS - ENDING                                            234,108
                                                                            =============


The accompanying notes are an integral part of this statement.

                                       3            Miller & Co.
                                                    Certified Public Accountants

MIDEASTERN, INC.

STATEMENT OF CASH FLOWS


                                                                                                        YEAR ENDED
                                                                                                     DECEMBER 31, 1992
                                                                                                    ------------------
                                                                                                                $
CASH FLOWS FROM OPERATING ACTIVITIES

         Cash received from customers                                                                     2,118,558
         Cash paid to suppliers and employees                                                            (1,998,031)
         Interest received                                                                                      812
         Interest paid                                                                                      (28,682)
                                                                                                       ------------

                  NET CASH PROVIDED BY OPERATING
                    ACTIVITIES                                                                               92,657
                                                                                                       ------------

CASH FLOWS USED IN INVESTING ACTIVITIES

         Capital expenditures                                                                               (54,626)
                                                                                                       ------------
CASH FLOWS FROM FINANCING ACTIVITIES

         Net change in line of credit                                                                       (60,000)
         Proceeds from notes payable                                                                         75,950
         Principal repayments of notes payable                                                              (40,163)
         Principal repayments of obligations under capital lease                                             (4,146)
                                                                                                       ------------

                  NET CASH USED IN FINANCING                                                                (28,359)
                     ACTIVITIES                                                                        ------------

                  NET INCREASE IN CASH                                                                        9,672

CASH - BEGINNING                                                                                              3,377
                                                                                                       ------------

CASH - ENDING                                                                                                13,049
                                                                                                       ============

                                 - Continued -

The accompanying notes are an integral part of this statement.

                                       4            Miller & Co.
                                                    Certified Public Accountants

MIDEASTERN, INC.

                                                                                  YEAR ENDED
                                                                               DECEMBER 31, 1992
                                                                               -----------------
                                                                                       $
RECONCILIATION OF NET EARNINGS TO NET CASH
  PROVIDED BY OPERATING ACTIVITIES

  Net earnings                                                                          30,755
  Adjustments to reconcile net earnings to net cash
        provided by operating activities:
           Depreciation and amortization
           Bad debts                                                                    69,446
           Change in cash surrender value of life insurance                              1,746
           (Increase) decrease in assets:                                               (7,159)
               Accounts receivable
               Inventories                                                             (66,741)
               Prepaid expenses                                                       (152,811)
           Increase (decrease) in liabilities:                                            (483)
               Accounts payable                                                        194,732
               Accrued payroll                                                           8,249
               Payroll taxes withheld and accrued                                        4,718
               Accrued interest                                                          1,454
               Accrued pension                                                          (4,142)
               Accrued corporate taxes                                                     650
               Deferred revenue                                                         12,243
                                                                                  --------------
               NET CASH PROVIDED BY OPERATING
                 ACTIVITIES                                                             92,657
                                                                                  ==============


The accompanying notes are an integral part of this statement.

                                       5            Miller & Co.
                                                    Certified Public Accountants

MIDEASTERN, INC.

NOTES TO FINANCIAL STATEMENTS



NOTE 1 - SUMMARY OF ACCOUNTING POLICIES

                 A summary of the significant accounting policies applied in the preparation of the accompanying financial statements follows:

         (A)     ACCOUNTS RECEIVABLE

                 The Company considers accounts receivable to be fully collectible; accordingly, no allowance for doubtful accounts is required. If amounts become uncollectible, they will be charged to operations when that determination is made.

         (B)     INVENTORIES

                 Inventories are determined by physical count and are stated at the lower of cost or market. Cost is determined using the specific identification method for machine inventory and the first-in, first-out (FIFO) method for parts and raw material inventory.

         (C)     PROPERTY AND EQUIPMENT

                 Property and equipment are stated at cost and are depreciated or amortized using the straight-line and accelerated methods over the estimated average useful lives of the assets as follows: buildings and improvements, fifteen to thirty-one and one half years; machinery and equipment, five to seven years; company vehicles, five years; office furniture and equipment, five to seven years; and computer software and equipment, five years.


                                       6            Miller & Co.
                                                    Certified Public Accountants

MIDEASTERN, INC.

NOTES TO FINANCIAL STATEMENTS



NOTE 2 - INCOME TAXES

                 Effective January 1, 1992, the Company has elected to be treated as a "S" Corporation for federal and state purposes, whereby the earnings of the Company are passed through to the stockholders who are personally responsible for any related income taxes. Accordingly, no provision is made for federal and state income taxes in the accompanying statement of earnings.


NOTE 3 - INVENTORIES

                 Inventories consist of the following as of:

                                                                                            DECEMBER 31,
                                                                                                1992
                                                                                           -------------
                                                                                                 $
                                          Used and rebuilt machines                            17,700
                                          Parts and raw materials                             269,570
                                          Work-in-process                                      56,957
                                                                                           -------------
                                                                                              344,227
                                                                                           =============

NOTE 4 - CASH SURRENDER VALUE OF LIFE INSURANCE

                 The Company is the owner and beneficiary of life insurance policies on its four stockholders and a former stockholder. Each policy has a death benefit of $250,000. The total cash surrender value of these policies as of December 31, 1992 is $7,159.


                                       7            Miller & Co.
                                                    Certified Public Accountants

MIDEASTERN, INC.

NOTES TO FINANCIAL STATEMENTS

NOTE 5 - NOTES PAYABLE

                 Notes payable consist of the following as of:

                                                                                       DECEMBER 31,
                                                                                          1992
                                                                                    -----------------
                                                                                           $
                 Note payable to Adams County National Bank for the purchase of land and building; collateralized by the land
                         and building; variable rate of interest (8.25% as
                         of December 31); monthly payments of principal and
                         interest of $1,757                                              179,790

                 Note payable to Adams County National Bank for the purchase of machinery and equipment; collateralized by
                         machinery and equipment; variable rate of interest
                         (8.25% as of December 31);  monthly payments of
                         principal and interest of $1,292                                 80,056

                 Note payable to stockholder; uncollateralized; interest at
                         9.5%; maximum repayment term of two years                         8,472

                 Note payable to stockholder; uncollateralized; interest at
                         9.5%; maximum repayment term of two years                         7,000
                                                                                    ------------
                                                                                         275,318

                 Less:  Current maturities                                                31,213
                                                                                    ------------

                                                                                         244,105
                                                                                    ============




                                 - Continued -

                                       8            Miller & Co.
                                                    Certified Public Accountants

MIDEASTERN, INC.

NOTES TO FINANCIAL STATEMENTS



NOTE 5 - NOTES PAYABLE (CONTINUED)

                 Aggregate maturities of notes payable, assuming no change in current terms, consist of the following for the remaining two years ending December 31:

                                                                                              AGGREGATE
                                                                                            MATURITIES OF
                                                                                            NOTES PAYABLE
                                                                                         --------------------
                                                                                                  $
                                          1993                                                 31,213
                                          1994                                                 26,648

                 In January, 1995, the remaining balances of all notes payable were repaid.


NOTE 6 - OBLIGATIONS UNDER CAPITAL LEASE

                 The Company leases computer software and equipment from First Eastern Equipment Leasing Co. Leased property under capital lease consists of the following as of:

                                                                                               DECEMBER 31,
                                                                                                  1992
                                                                                            ------------------
                                                                                                    $

                                          Computer software and equipment                            14,165

                                          Less:  Accumulated amortization                             5,317
                                                                                               ------------
                                                                                                      8,848
                                                                                               ============






                                 - Continued -

                                       9            Miller & Co.
                                                    Certified Public Accountants

MIDEASTERN, INC.

NOTES TO FINANCIAL STATEMENTS



NOTE 6 - OBLIGATIONS UNDER CAPITAL LEASE (CONTINUED)

                 Future minimum lease payments consist of the following for the remaining two years ending December 31:

                                                                                              FUTURE MINIMUM
                                                                                              LEASE PAYMENTS
                                                                                           --------------------
                                                                                                    $

                                          1993                                                        5,875
                                          1994                                                        3,916
                                                                                                   -----------
                                                                                                      9,791

                                          Less:  Amount representing interest                         1,196
                                                                                                   -----------
                                                   PRESENT VALUE OF NET
                                                      MINIMUM LEASE
                                                      PAYMENTS                                        8,595
                                                                                                   ===========
                                          Current portion                                             4,915
                                          Noncurrent portion                                          3,680
                                                                                                   -----------
                                                   PRESENT VALUE OF NET
                                                      MINIMUM LEASE
                                                      PAYMENTS                                        8,595
                                                                                                   ===========

NOTE 7 - PENSION PLANS

                 The Company has two profit sharing plans. Both plans cover employees who meet certain age and eligibility requirements. The Company sponsors a Money Purchase Plan with annual contributions equal to 5% of each participant's annual wages. The Company also sponsors a 401(k) Plan in which the employer matches 25% of each participant's contribution up to 6% of the participant's annual wages. The Company may make discretionary contributions to the 401(k) Plan as determined by management. Contributions to the Money Purchase Plan and the 401(k) Plan for the year ended December 31, 1992 were $16,784 and $3,371, respectively.


                                      10            Miller & Co.
                                                    Certified Public Accountants

MIDEASTERN, INC.

NOTES TO FINANCIAL STATEMENTS




NOTE 8 - ACCRUED CORPORATE TAXES

                 Accrued corporate taxes consist of the following as of:

                                                                                                DECEMBER 31,
                                                                                                   1992
                                                                                            -------------------
                                                                                                    $
                                          Pennsylvania capital stock tax - 1992                         725
                                          Internal Revenue Service - 1990 audit                      83,814
                                          Internal Revenue Service - 1991 audit                       4,554
                                          Pennsylvania Department of Revenue -
                                                    1990 and 1991                                    13,173
                                                                                                 ----------

                                                                                                    102,266
                                                                                                 ==========

                 The Company was audited by the Internal Revenue Service for 1990 and 1991. On June 24, 1993, the Company agreed to the proposed changes.


NOTE 9 - CONCENTRATION OF CREDIT RISK

                 The Company has deposits in excess of the $100,000 maximum coverage provided by the Federal Deposit Insurance Corporation. As of December 31, 1992, uninsured balances amounted to $43,515.


                                      11            Miller & Co.
                                                    Certified Public Accountants

MIDEASTERN, INC.

NOTES TO FINANCIAL STATEMENTS




NOTE 10 - SUBSEQUENT EVENT

                 On January 23, 1995, substantially all of the assets of the Company were purchased by DeVlieg-Bullard, Inc. The Company will operate as a division of DeVlieg-Bullard, Inc.


NOTE 11 - COMMITMENT

                 The stockholders may not sell, pledge or encumber any outstanding shares of stock without first offering the shares to the Company and/or other stockholders. If the Company does not tender the purchase price within thirty days, the stockholder may transfer his shares to a third party purchaser. In the event that a third party purchaser is unable to tender the purchase price, the Company is liable to redeem the stockholders' stock at fair market value. The fair market value as determined by the stockholders as of December 31, 1992 was $2,500 per share.


                                      12            Miller & Co.
                                                    Certified Public Accountants

                          [MILLER & CO. LETTERHEAD]
                         Certified Public Accountants








               ACCOUNTANTS' REPORT ON SUPPLEMENTARY INFORMATION


      Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The following supplementary information accompanying the financial statements is presented for the purposes of additional analysis and is not a required part of the basic financial statements. The supplementary information has been subjected to the auditing procedures applied in the audit of the basic financial statements, and, in our opinion, is fairly stated, in all material respects, in relation to the basic financial statements taken as a whole.

                                                      Miller & Co.
York, Pennsylvania                                    ------------
                                                      Miller & Co.
February 23, 1995














                                      13            Miller & Co.
                                                    Certified Public Accountants

MIDEASTERN, INC.

SALES
(See Accountants' Report on Supplementary Information)

                                                        YEAR ENDED
                                                    DECEMBER 31, 1992
                                              -----------------------------
                                                     $                %
 Parts                                         1,364,770            62.80
 Rebuilt machines                                497,284            22.88
 Service calls                                   302,704            13.93
 Freight and handling                             30,820             1.42
 Customer parts repair                             5,400             0.25
 Miscellaneous                                     2,797             0.13
                                              -----------      -----------
                                               2,203,775           101.41

Less:  Discounts and returns                      30,719             1.41
                                              -----------      -----------

                                               2,173,056           100.00
                                              ===========      ===========





                                      14            Miller & Co.
                                                    Certified Public Accountants

MIDEASTERN, INC.

COST OF SALES
(See Accountants' Report on Supplementary Information)

                                                                   YEAR ENDED
                                                               DECEMBER 31, 1992
                                                        ------------------------------
                                                                $                %
    Inventories - beginning                                 191,416             8.81

    Manufacturing costs:
         Parts and machine purchased                      1,099,592            50.60
         Shop wages                                         222,672            10.25
         Outside service calls                               70,399             3.24
         Freight                                             53,992             2.48
         Supplies                                            53,602             2.47
         Subcontracting costs                                37,172             1.71
         Service call wages                                  25,891             1.19
         Machining costs                                     17,557             0.81
         Raw materials                                       15,895             0.73
         Shipping and receiving wages                        11,758             0.54
         Shop maintenance wages                               9,250             0.43
         Job costs                                            5,706             0.26
         Other costs                                          1,707             0.08
         Inventory adjustments                              (30,536)           (1.41)
                                                      -------------     ------------
                                                          1,786,073            82.19

    Less:  Inventories - ending                             344,227            15.84
                                                      -------------     ------------

                                                          1,441,846            66.35
                                                      =============     ============


                                      15            Miller & Co.
                                                    Certified Public Accountants

MIDEASTERN, INC.

OPERATING AND FACTORY OVERHEAD EXPENSES
(See Accountants' Report on Supplementary Information)

                                                                               YEAR ENDED
                                                                           DECEMBER 31, 1992
                                                                        ------------------------
                                                                            $                %
          Insurance                                                     101,330             4.66
          Depreciation and amortization                                  69,446             3.20
          Payroll taxes                                                  44,496             2.05
          Employee benefits                                              29,751             1.37
          Research and development costs                                 24,816             1.14
          Pension expense                                                20,155             0.93
          Telephone                                                      19,843             0.91
          Repairs and maintenance                                        19,662             0.90
          Utilities                                                      12,982             0.60
          Officers' life insurance                                       12,206             0.56
          Supplies                                                       10,991             0.51
          Travel                                                         10,262             0.47
          Laundry expense                                                 4,308             0.20
          Shop wages                                                      4,197             0.19
          Miscellaneous                                                   1,925             0.09
          Real estate taxes                                               1,908             0.09
          Other taxes                                                     1,352             0.06
          Employee training                                                 302             0.01
          Less: burden charged to contracts                             (26,758)           (1.23)
                                                                    -----------       ----------

                                                                        363,174            16.71
                                                                    ===========       ==========





                                      16            Miller & Co.
                                                    Certified Public Accountants

MIDEASTERN, INC.

GENERAL AND ADMINISTRATIVE EXPENSES
(See Accountants' Report on Supplementary Information)

                                                                        YEAR ENDED
                                                                     DECEMBER 31, 1992
                                                               -----------------------------
                                                                     $                %
         Office wages                                            171,581             7.89
         Legal and accounting                                     22,366             1.03
         Meals and entertainment                                   2,757             0.13
         Clothing allowance                                        1,920             0.09
         Bad debts                                                 1,746             0.08
         Dues and subscriptions                                    1,090             0.05
         Donations                                                 1,055             0.05
         Pension administration costs                              1,010             0.05
                                                               ------------       ---------
                                                                 203,525             9.37
                                                               ============       =========



                                      17            Miller & Co.
                                                    Certified Public Accountants

MIDEASTERN, INC.

SELLING EXPENSES AND OTHER INCOME (EXPENSE)
(See Accountants' Report on Supplementary Information)

                                                                                                            YEAR ENDED
                                                                                                        DECEMBER 31, 1992
                                                                                                    ---------------------------
                                                                                                         $                %
SELLING EXPENSES
      Travel and lodging                                                                              47,497             2.19
      Sales commissions                                                                               26,433             1.22
      Advertising                                                                                     17,006             0.78
      Meals and entertainment                                                                         12,434             0.57
                                                                                                   ----------        ---------
                                                                                                     103,370             4.76
                                                                                                   ==========        =========

OTHER INCOME (EXPENSE)
      Interest income                                                                                    812             0.03
      Fines and penalties                                                                                (69)            0.00
      Canceled orders                                                                                   (319)           (0.01)
      Service charges                                                                                   (674)           (0.03)
                                                                                                   ----------        ---------
                                                                                                        (250)           (0.01)
                                                                                                   ==========        =========


                                      18           Miller & Co.
                                                   Certified Public Accountants